                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ESC STRATEGIC FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           [ESC Strategic Funds Logo]

                           ESC STRATEGIC FUNDS, INC.

                        ESC STRATEGIC APPRECIATION FUND
                        ESC STRATEGIC GLOBAL EQUITY FUND
                          ESC STRATEGIC SMALL CAP FUND
                           ESC STRATEGIC INCOME FUND
                           ESC STRATEGIC GROWTH FUND
                            ESC STRATEGIC VALUE FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

Dear Shareholder:

     As you may be aware, Equitable Securities Corporation ("Adviser"), the investment adviser to ESC Strategic Funds, Inc. ("Company"), has entered into a definitive agreement to be acquired by SunTrust Banks, Inc. ("SunTrust"). The acquisition will combine the Adviser with an existing SunTrust subsidiary to form a new SunTrust subsidiary to be named SunTrust Equitable Securities.

     As required by the Investment Company Act of 1940, as amended, consummation of this acquisition by SunTrust will result in the automatic termination of the Company's investment advisory agreement with the Adviser. In anticipation of the completion of this acquisition and to provide continuity in investment advisory services to your ESC Strategic Fund, we urge you to review the enclosed Proxy Statement. In the Proxy Statement you are asked to vote on the approval of a new investment advisory agreement between your ESC Strategic Fund and the Adviser, as reorganized. If you are a shareholder of ESC Strategic Small Cap Fund, ESC Strategic Growth Fund or ESC Strategic Value Fund, you are asked to approve a new portfolio management agreement between the Adviser, as reorganized, and Equitable Asset Management, Inc.

     The Board of Directors of ESC Strategic Funds, Inc., including the independent directors, has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well. You will find more information on the proposals in the enclosed Proxy Statement.

What do these changes mean to you?

     Please be assured that no fee increase is proposed in the agreements you are asked to approve. The existing and new advisory agreements and portfolio management agreements are substantially identical, except for their effective dates and certain other minor changes. In addition, the Adviser will continue to be responsible for supervising the management of your ESC Strategic Fund, and the acquisition will cause no change in the Funds' managers.

YOUR VOTE IS IMPORTANT!

     We urge you to read the enclosed Proxy Statement and to vote now by completing, signing and returning the enclosed proxy ballot form in the prepaid envelope. EVERY VOTE COUNTS! If you have any questions, please call Shareholder Communications Corporation which has been retained to assist in the solicitation of proxies at 800-733-8481, extension 417.

                                          Sincerely,

                                          /s/ W. Howard Cammack, Jr.
                                          --------------------------
                                          W. Howard Cammack, Jr.
                                          Treasurer

                           ESC STRATEGIC FUNDS, INC.

       ESC STRATEGIC APPRECIATION FUND        ESC STRATEGIC GLOBAL EQUITY FUND
         ESC STRATEGIC SMALL CAP FUND            ESC STRATEGIC INCOME FUND
          ESC STRATEGIC GROWTH FUND               ESC STRATEGIC VALUE FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 1997

     Notice is hereby given that a special meeting of shareholders of each of the series of ESC Strategic Funds, Inc. ("Company") -- ESC Strategic Appreciation Fund ("Appreciation Fund"), ESC Strategic Global Equity Fund ("Global Equity Fund"), ESC Strategic Small Cap Fund ("Small Cap Fund"), ESC Strategic Income Fund ("Income Fund"), ESC Strategic Growth Fund ("Growth Fund")and ESC Strategic Value Fund ("Value Fund") - will be held December 19, 1997 at 10:00 a.m., at the offices of the Company's administrator, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

          1. To approve a new Investment Advisory Agreement between the Company and SunTrust Equitable Securities Corporation ("STES") with terms substantially identical to the terms of the present Investment Advisory Agreement (shareholders of each Fund, voting separately).

          2. To approve new Portfolio Management Agreements between STES and Equitable Asset Management, Inc. ("EAM"), with terms substantially identical to those of the current Portfolio Management Agreements with EAM with respect to:

           A. Small Cap Fund (for shareholders of Small Cap Fund);
           B. Growth Fund (for shareholders of Growth Fund); and
           C. Value Fund (for shareholders of Value Fund).

          3. To transact such other business as may properly come before the Meeting, including any adjournment thereof.

     The Board of Directors of the Company has fixed the close of business on October 24, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, including any adjournment thereof.

     A complete list of shareholders entitled to vote at the Meeting will be available for inspection by any Fund shareholder for any purpose relevant to the Meeting during ordinary business hours after December 9, 1997 at BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

     Shareholders may attend the Meeting and vote in person. Shareholders, regardless of whether they plan to attend, are urged to complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope that requires no postage if mailed within the United States. The enclosed proxy is solicited on behalf of the Board of Directors of the Company.

                                          By Order of the Board of Directors

                                          Ellen Stoutamire
                                          Secretary

Columbus, Ohio

                               November 21, 1997

                           ESC STRATEGIC FUNDS, INC.

       ESC STRATEGIC APPRECIATION FUND               ESC STRATEGIC GLOBAL EQUITY FUND
        ESC STRATEGIC SMALL CAP FUND                     ESC STRATEGIC INCOME FUND
          ESC STRATEGIC GROWTH FUND                      ESC STRATEGIC VALUE FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                PROXY STATEMENT
                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ESC Strategic Funds, Inc. ("Company") from shareholders of each of its series ("Funds") - ESC Strategic Appreciation Fund ("Appreciation Fund"), ESC Strategic Global Equity Fund ("Global Equity Fund"), ESC Strategic Small Cap Fund ("Small Cap Fund"), ESC Strategic Income Fund ("Income Fund"), ESC Strategic Growth Fund ("Growth Fund")and ESC Strategic Value Fund ("Value Fund") for use at a Special Meeting ("Meeting") of Shareholders of the Company to be held December 19, 1997 at 10:00 a.m., at 3435 Stelzer Road, Columbus, Ohio 43219, and at any and all adjournments thereof (each, a Special Meeting ("Meeting")). The Meeting is being held for the purposes set forth in the foregoing Notice. The Company's Annual Report, including audited financial statements, for its fiscal year ended March 31, 1997, and its Semiannual Report, including unaudited financial statements, for the period ended September 30, 1997 are available upon request without charge from ESC Strategic Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, or call 1-800-261-FUND (3863). The approximate date of mailing of this Proxy Statement and the enclosed proxy is November 21, 1997.

     The matters to be voted on at the Meeting arise because of the pending acquisition ("Acquisition") of Equitable Securities Corporation ("ESC"), the Company's investment adviser ("Adviser") by SunTrust Banks, Inc. ("SunTrust"). The Acquisition is expected to occur no later than the first quarter of 1998. In connection with the Acquisition, SunTrust Capital Markets, Inc. (STCM"), a wholly-owned subsidiary of SunTrust, will be merged with and into the Adviser, and the Adviser, as the surviving entity, will be renamed SunTrust Equitable Securities Corporation ("STES"). The Acquisition, under applicable law and the terms of the Company's Investment Advisory Agreement, will be deemed an "assignment," causing an automatic termination of the Agreement. The Acquisition, for the same reasons, will also cause an automatic termination of each of the Portfolio Management Agreements between the Adviser and the Managers of the various Funds. For the Adviser to be able to continue as investment adviser to the Company, it will be necessary for shareholders to approve a new Investment Advisory Agreement, with terms substantially identical to those of the current Investment Advisory Agreement, except for the date and term, the name of the Adviser and certain updating changes. With respect to the Portfolio Management Agreements between the Adviser and the Managers of the Funds, an exemptive order granted to the Company and ESC permits the Adviser to enter into new Portfolio Management Agreements with Managers that are unaffiliated with the Adviser without obtaining shareholder approval. Pursuant to this authority, the Adviser intends to enter in new Portfolio Management Agreements with each of the current unaffiliated Managers of the Funds. The Portfolio Management Agreements ("EAM Agreements") with Equitable Asset Management, Inc. ("EAM"), an affiliate of the Adviser, will, however, require approval by shareholders of those Funds for which EAM serves as Manager. These Funds are Small Cap Fund, Growth Fund and Value Fund ("EAM Funds"). There will be no change to the operative terms of any of the Portfolio Management Agreements except for the date, term and name of the Adviser and certain updating changes.

     The following table indicates the Funds whose shareholders are being solicited to vote on the following proposals:

PROPOSAL                                                        FUND
--------                                                        ----
Proposal 1: Approval of a new Investment      shareholders of each Fund
  Advisory Agreement between the Company
  and STES

Proposal 2A: Approval of new Portfolio        shareholders of Small Cap Fund
  Management Agreement between STES and
  EAM with respect to Small Cap Fund

Proposal 2B: Approval of new Portfolio        shareholders of Growth Fund
  Management Agreement between STES and
  EAM with respect to Growth Fund

Proposal 2C: Approval of new Portfolio        shareholders of Value Fund
  Management Agreement between STES and
  EAM with respect to Value Fund

VOTING

     Shareholders of record for a Fund on October 24, 1997 ("Record Date") are entitled to vote at the Meeting, and at any adjournment of the Meeting, on matters submitted to shareholders of that Fund. Shareholders have one vote for each share held in a Fund, and a fractional vote for each fraction of a share held in that Fund, on each matter submitted to shareholders of the Fund. On the Record Date, the following numbers of shares were outstanding for each Fund:

                                                                NUMBER OF
                                                                 SHARES
NAME OF FUND                                                   OUTSTANDING
------------                                                  -------------
Appreciation Fund...........................................  2,535,941.624
Global Equity Fund..........................................  1,372,026.176
Small Cap Fund..............................................  6,721,306.031
Income Fund.................................................  2,580,926.521
Growth Fund.................................................  1,461,373.717
Value Fund..................................................  1,127,068.681

     Approval of each proposal with respect to a particular Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of a Fund means the vote of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of that Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund, whichever is less. The Merger Agreement (see

"The Acquisition," below) additionally requires, as a condition of the Acquisition (unless waived by SunTrust), that approval be obtained from shareholders representing at least 75% of the Funds' assets as of September 30, 1997.

     All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of each of the proposals. Any proxy may be revoked by the timely submission of a properly executed subsequent proxy, by a timely written revocation, or by an oral revocation or vote at the Meeting prior to the finalization of the vote on a particular proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person. One third of the outstanding shares of each Fund, represented by proxy or in person, will constitute a quorum as to matters on which shareholders of that Fund are being asked to vote. Due to applicable legal requirements that the proposals in this Proxy Statement must be approved by specified percentages of a Fund's outstanding shares in order to be adopted, an abstention by a shareholder from voting on a particular proposal, either by proxy or in person at the Meeting, has the same effect, as to that matter, as a negative vote. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to vote the shares, or if the record owner has, and exercises, discretionary voting power. If the record owner does not have discretionary voting power as to a particular proposal, but grants a proxy for, or votes, such shares, the shares will be counted toward the quorum but will have the effect of a negative vote as to that proposal.

     In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Company, by officers and employees of the Adviser or the Company's administrator, BISYS Fund Services ("Administrator") personally or by telephone or telegraph, without special compensation. Shareholder Communications Corporation ("SCC") will be retained to assist in solicitation of proxies.

     As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     SCC has received an opinion of Maryland counsel that addresses the validity, under the laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

     All costs associated with the Meeting, including the expenses of preparing, printing and distributing this Proxy Statement and the proxy cards, legal expenses, and solicitation expenses, will be borne by the Adviser. Such expenses are expected to range from $38,000 to $45,000.

     The Board may seek one or more adjournments of the Meeting to solicit votes from additional shareholders, if necessary to obtain a quorum for the Meeting or to obtain the vote required for approval of particular proposals. An adjournment requires approval by either (a) a majority of the shares present at the Meeting in person or by proxy, whether or not they constitute a quorum, or (b) any officer present entitled to preside or act as Secretary of the Meeting. A vote may be taken at the Meeting (including any adjournment), in appropriate cases, as to proposals for which there are sufficient votes, even though the Meeting is adjourned as to other proposals.

THE ACQUISITION

     Pursuant to a Merger Agreement, dated as of September 26, 1997, between SunTrust, STCM and ESC, STCM will be merged into ESC, with ESC to be the surviving company. ESC will be renamed SunTrust Equitable Securities Corporation. Current ESC shareholders will receive SunTrust common stock in exchange for their shares of ESC common stock. Under the terms of the Merger Agreement, which was approved unanimously by the boards of directors of both SunTrust and ESC, SunTrust will issue, at the closing of the acquisition, 1,305,000 shares of its common stock in exchange for all the outstanding shares of ESC. Based on closing prices on September 30, 1997, this exchange represents a purchase price of approximately $88,658,438. SunTrust may issue an additional 909,000 shares of its common stock to current ESC shareholders over a three- to five- year period if ESC achieves specified earnings goals during that period. It is the present intention of SunTrust, but not a continuing obligation, for the Board of Directors of STES to have a majority consisting of pre-Acquisition directors of ESC. Changes to management personnel of ESC and STCM are not presently contemplated.

     The Acquisition is subject to a number of conditions, including approval by applicable federal and state agencies and receipt by SunTrust and ESC of favorable opinions of counsel regarding tax issues. As noted earlier, the Acquisition is also subject to obtaining approval from shareholders representing at least 75% of the Funds' assets as of September 30, 1997.

THE ADVISER

     The Adviser is (and will be after the Acquisition) located at 800 Nashville City Center, Nashville, Tennessee 37219-1743. The Adviser is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange, Inc. Together with predecessors, the Adviser has been in business since 1930. As of December 31, 1996, the Adviser had assets under management of approximately $1.3 billion. The Adviser has also acted as Distributor for the Funds, although this activity will be terminated upon the effective date of the Acquisition, as described in the Proxy Statement.

SUNTRUST AND STCM

     SunTrust is a bank holding company whose main office is at 303 Peachtree Street, N.E., 30th Floor, Center 645 Atlanta, Georgia 30308. SunTrust provides traditional banking, trust and investment services as well as other services and products through its offices in Alabama, Florida, Georgia and Tennessee. At June 30, 1997, SunTrust's banking assets totaled $55.5 billion and its discretionary trust assets totaled $62.8 billion. SunTrust has a proprietary family of mutual funds, The STI Classic Funds, managed by its subsidiary, STI Capital Management.

     STCM is a registered broker-dealer and a wholly-owned subsidiary of SunTrust. STCM conducts a variety of underwriting and investment banking services for corporate and institutional clients, primarily in the southeastern states. STCM's underwriting and trading activities involve municipal and mortgage-related securities, U.S. government agency securities, consumer receivable-related securities and commercial paper.

EVALUATION BY THE BOARD OF DIRECTORS

     At meetings held October 20 and November 4, 1997, the Board of Directors reviewed information presented to them regarding SunTrust and STCM, and about the Acquisition and its implications for ESC, EAM and the Company. The Directors reviewed materials presented to them relevant to SunTrust, including SunTrust's most recent annual and quarterly shareholders reports, "Focus Reports," information regarding recent regulatory inspections, and the federal broker-dealer and investment adviser registration statements filed by STCM. They were presented with information on how the operations of ESC and STCM would be combined into STES. They considered the capabilities of STES to provide investment advisory services to the Company and the capabilities of EAM to continue to provide services as Manager to Small Cap Fund, Growth Fund and Value Fund. In particular, the Directors noted that certain advantages could flow to the Company and the Funds as a result of the Acquisition. Directors noted that the Company and the Funds would become affiliated with a large regional banking firm, offering the potential for wider distribution of the Funds' shares and greater investment resources. The Directors were also informed about certain regulatory requirements that would become applicable to the Company's operations due to the new affiliation of the Adviser with a bank. In particular, the Company would need to select a new Distributor, because current interpretations of applicable law prohibit a bank affiliate from acting as underwriter for an open-end investment company, such as the Company. (The Adviser currently also acts as Distributor to the Company.) The Directors reviewed and approved a proposal from the Company's Administrator for one of the Administrator's affiliates to serve as distributor for the Company under terms generally comparable to those of the Company's current distribution agreement. (Shareholders are not required to approve this agreement.) The Directors also reviewed information regarding the capabilities of the other Managers to continue to provide services to the various Funds. They considered the terms of the proposed new Investment Advisory Agreement between the Company and STES, as well as the terms of the proposed new Portfolio Management

Agreements. In particular, they noted that no changes were proposed to the rates of compensation provided for in those agreements or to other provisions, except for new dates and terms and a change in the name of the Adviser, as well as certain updating changes.

     The Directors were advised that the Adviser and SunTrust will rely on
Section 15(f) of the Investment Company Act of 1940 ("1940 Act"), which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as defined in the 1940
Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Directors must be persons who are not "interested persons" of the predecessor or successor Adviser. They noted that, to come into compliance with this requirement, William H. Cammack, Sr., currently a Director and President of the Company, as well as Chairman, Managing Director and Director of ESC, would resign his positions with the Company at the time of the Acquisition. The Board of Directors' remaining four Directors would then include only one Director, William H. Cammack, Jr., who is an interested person. The other three Directors are not currently, and will not be after the Acquisition, interested persons. The second condition of Section 15(f) is that, for a period of two years following the Acquisition, there must not be imposed on the Company or the Funds any "unfair burden" as a result of the Acquisition or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby the Adviser, or any interested person of the Adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Company, the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Company or Fund (other than bona fide ordinary compensation as principal underwriter for the Company or Fund.) In this regard, the Directors noted that no special compensation arrangements were contemplated in connection with the Acquisition. They also noted that the Adviser would bear the costs of preparing and distributing proxy materials to Fund shareholders, and of holding the Meeting, as well as other costs related to the Acquisition, such as legal fees.

     In considering whether to approve the new Investment Advisory Agreement and new Portfolio Management Agreements, the Directors considered the types and quality of services provided to the Company and the Funds by the Adviser and the Managers. They considered the rates of compensation payable under the new agreements and other benefits that might flow to the Adviser and Managers from their respective relationships with the Company and the Funds, with attention, among other things, to fees paid by other funds for comparable services. They also considered the performance of the Funds and comparative performance data. The Directors gave particular weight to the desirability of retaining continuity in the management of the Company and the Funds and the fact that the services of the Adviser and Managers would continue under substantially similar terms with no change in fees. The Directors also gave special weight to their judgment that the Acquisition would not be detrimental to the Company, the Funds or their shareholders and that it was reasonably likely that the Adviser's ability to provide services to the Company would continue at least the present level and could be enhanced over the long term as a result of the Acquisition. The Directors, including all the non-interested Directors, therefore unanimously determined to approve the new Investment Advisory Agreement and the new Portfolio Management Agreements, to take effect at the time of the Acquisition, subject to shareholder approval. They also determined to recommend that shareholders vote to approve the new agreements.

                                   PROPOSAL 1

                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

     The proposed Investment Advisory Agreement is substantially identical to the current Investment Advisory Agreement (each, an "Agreement;" collectively, "Agreements"), except for the name of the Adviser, the date and term of the Agreement, an updated reference to the Company's Administrator, an updated description of the time for determining each Fund's net asset value, and elimination of references to state expense limitations, which are no longer applicable to the Funds. A copy of the proposed Investment Advisory Agreement is attached as Exhibit A hereto. The following discussion of the terms of that Agreement is qualified in its entirety by reference to that Agreement. The other provisions of each Agreement are as follows:

          The Agreements provide that, subject to supervision by the Company's Board of Directors, the Adviser will have sole responsibility for providing, or arranging for others to provide, ongoing management of the Funds' assets and placement of orders for transactions in the Funds' portfolio securities. The Adviser is specifically authorized to retain Managers to manage particular Funds and to monitor the activities of these Managers. The Adviser is required to keep the Board of Directors informed regarding matters regarding the Funds' operations, to provide information to the Funds' Administrator to assist the Administrator in its legal compliance activities and to maintain required books and records. The Adviser will also vote proxies relating to Fund portfolio securities (or will delegate authority to Managers to so vote).

          The Agreements provide that the Adviser shall pay the compensation and expenses of its directors, officers and employees who serve as directors, officers and executive employees of the Company, and the Adviser shall make these services available without cost to the Funds. The Adviser shall also pay fees payable to the Managers. Except for the Adviser's related employee and overhead costs, the Adviser is not required to pay expenses of the Company or the Funds. The expenses of the Company and the Funds include: organization and offering expenses; fees to the Adviser, fees to entities providing administration, custody, transfer agent, registrar and dividend disbursing services to the Funds; legal, accounting and auditing expenses; interest; communications costs; taxes and governmental fees, registration and compliance costs; investment company trade association fees; payments for pricing of the Funds' portfolio assets; expenses of printing and distributing disclosure and other documents; expenses associated with issuing, redeeming and distributing Fund shares; portfolio securities and transaction costs; stationery and office supply costs; shareholders meeting costs (unless assumed by another person); litigation and other extraordinary expenses; compensation and expenses of non-interested Directors; and travel expenses of Adviser personnel related to attendance at meetings of the Directors and for other business of the Company.

          The Agreements require the Adviser to use its best judgment in providing services pursuant to the Agreement, but the Adviser will not be liable for errors of judgment, mistakes of law or losses to the Company, the Funds or their shareholders in connection with matters to which the Agreements relate except in the event of the Adviser's bad faith, willful misfeasance, gross negligence or reckless disregard of its duties under the Agreements.

          Each Agreement provides that it will continue for an initial two-year term and thereafter, for successive annual periods provided that it is approved at least annually by shareholders or by the Directors, and by a majority of the non-interested Directors. The Agreements may be terminated at any time without penalty by either party upon sixty days' notice, and will terminate automatically upon assignment. The Agreements acknowledge the Adviser's property rights to the name "ESC Strategic."

     The Agreements provide that the Adviser shall receive fees, payable monthly, at the following annual rates based on the net assets of each of the
Funds: Appreciation Fund, Global Equity Fund, Small Cap Fund and Income Fund, 1.00%; Growth Fund and Value Fund, 1.25%. Out of these fees, the Adviser pays fees to the Managers of the respective Funds. Fees received by the Adviser pursuant to the Agreements from each Fund, gross and net of fees to Managers, for the fiscal year ended March 31, 1997 (audited) are as follows:

FUND                                                 GROSS FEES TO ESC    NET FEES TO ESC
----                                                 -----------------    ---------------
Appreciation Fund..................................      $419,330            $147,441
Global Equity Fund.................................      $207,316            $102,916
Small Cap Fund.....................................      $643,627            $147,751
Income Fund........................................      $380,147            $285,632
Asset Preservation Fund (no longer in operation)...      $ 30,428            $ 27,271
Growth Fund (commenced operations 1/28/97).........      $      0            $      0
Value Fund (commenced operations 5/5/97)...........           N/A                 N/A

     Fees indicated above reflect gross fee waivers of $30,428 for Asset Preservation Fund and $7,185 for Growth Fund. Absent these waivers, the Adviser would have received $60,856 from Asset Preservation Fund and $7,185 from Growth Fund.

     The current Agreement was initially approved by the Board of Directors, including a majority of the non-interested Directors, at a meeting held April 4, 1994, with respect to each of the then-existing Funds (Appreciation Fund, Global Equity Fund, Small Cap Fund and Income Fund). It was also approved by the sole shareholder of each of those Funds on April 4, 1994. The Agreement was so approved with respect to each of Growth Fund and Value Fund on October 23, 1996 and January 14, 1997, respectively. The current Agreement was last approved with respect to each Fund by the Directors, including a majority of the non-interested Directors, at their meeting January 14, 1997.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THIS PROPOSAL 1.

                                  PROPOSAL 2A

                 APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT
              BETWEEN STES AND EAM WITH RESPECT TO SMALL CAP FUND

                                  PROPOSAL 2B

                 APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT
                BETWEEN STES AND EAM WITH RESPECT TO GROWTH FUND

                                  PROPOSAL 2C
                 APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT
                BETWEEN STES AND EAM WITH RESPECT TO VALUE FUND

     The proposed Portfolio Management Agreements between STES and EAM with respect to Small Cap Fund, Growth Fund and Value Fund ("EAM Funds") are substantially identical (a) to each other (except for the name of the EAM Fund and the effective date and term), and (b) to the current versions of those agreements (except for the effective date and term, the name of the Adviser, and an updated description of the time for determining each Fund's net asset value). A form of the proposed Portfolio Management Agreement between STES and EAM is attached as Exhibit B hereto. The following description of the terms of the proposed Portfolio Management Agreements is qualified in its entirety by reference to Exhibit B. The current and proposed Portfolio Management Agreements are referred to collectively as "EAM Agreements."

     The EAM Agreements each provide that EAM, subject to supervision of the Directors of the Company and the Adviser, shall have full responsibility to manage such portion of the relevant EAM Fund's assets as are assigned to it. (EAM currently manages the entire portfolios of each EAM Fund, and that no change in this arrangement is currently contemplated.) EAM is also responsible for placing orders for each EAM Fund's portfolio transactions EAM is obligated to provide information to the Company, its Directors and to the Adviser regarding EAM Fund matters and to provide the Company's Administrator with information needed for regulatory compliance purposes. EAM also agrees to maintain required books and records for each EAM Fund and to vote proxies and exercise rights with respect to the portfolio securities of each EAM Fund.

     The EAM Agreements provide that each EAM Fund's portfolio assets will be maintained by the Company's custodian(s) and will not be maintained by EAM. Also, the custodian(s) will settle transactions for each EAM Fund in accordance with EAM's instructions.

     The EAM Agreements provide that EAM shall pay the compensation and expenses of its directors, officers and employees who serve as directors, officers and executive employees of the Company, and that EAM shall make these services available without cost to the EAM Funds. Except for EAM's related employee and overhead costs, EAM is not required to pay expenses of the Company or the EAM Funds Expenses of the Company and the EAM Funds include: organization and offering expenses; fees to any other Manager, fees to entities providing administration, custody, transfer agent, registrar and dividend disbursing services to the EAM Funds; legal, accounting and auditing expenses; interest; communications costs; taxes and governmental fees, registration and compliance costs; investment company trade association fees; payments for pricing of the EAM Funds' portfolio assets; expenses of printing and distributing disclosure and other documents; expenses associated with issuing, redeeming and distributing EAM Fund shares; portfolio securities and transaction costs; stationery and office supply costs; shareholders meeting costs (unless assumed by another person); litigation and other extraordinary expenses; compensation and expenses of non-interested Directors; and travel expenses of EAM personnel related to attendance at meetings of the Directors and for other business of the Company.

     The EAM Agreements require EAM to use its best judgment in providing services pursuant to the EAM Agreement, but EAM will not be liable for errors of judgment, mistakes of law or losses to the Company, the EAM Funds or their shareholders in connection with matters to which each the EAM Agreements relates except in the event of EAM's bad faith, willful misfeasance, gross negligence or reckless disregard of its duties under the EAM Agreement.

     Each EAM Agreement provides that it will continue for an initial two-year term and thereafter, for successive annual periods provided that it is approved at least annually by shareholders of the particular EAM Fund or by the Directors, and by a majority of the non -interested Directors. Each EAM Agreement may be terminated at any time without penalty by either party upon sixty days' notice, and will terminate automatically upon assignment.

     The current EAM Agreement with respect to Small Cap was initially approved by the Board of Directors, including a majority of the non-interested Directors, at a meeting held April 4, 1994, when it was also approved by that Fund's sole shareholder. The EAM Agreements with respect to Growth Fund and Value Fund were approved by the Board of Directors, including a majority of the non-interested Directors, at meetings held October 23, 1996 and January 14, 1997, respectively. Each was approved by the sole shareholders of Growth Fund and Value Fund on those same dates, respectively. Each EAM Agreement was most recently reapproved by the Board of Directors, including a majority of the non-interested Directors, at a meeting held April 15, 1997.

     Each EAM Agreement provides that the Adviser shall pay EAM monthly fees at the following annual rates based on the net assets of each of the EAM Funds:
Small Cap Fund, 0.50% on the first $5 million and 0.75% on amounts in excess of $5 million; each of Growth Fund and Value Fund, 0.65% on the first $50 million, 0.60% on the next $50 million, 0.55% on the next $100 million and 0.50% on assets in excess of $200 million.

     Fees paid by the Adviser to EAM for Small Cap Fund and Growth Fund during the fiscal year ended March 31, 1997 (audited) were as follows: $495,876 and $4,177, respectively. (Value Fund had not commenced operations during that year.)

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF SMALL CAP FUND, GROWTH FUND AND VALUE FUND, RESPECTIVELY, VOTE FOR PROPOSALS 2A, 2B AND 2C, RESPECTIVELY.

                               OTHER INFORMATION

PRINCIPAL OFFICERS AND DIRECTORS OF ADVISER AND EAM

     The name and principal occupation of persons who will be the principal executive officer and the directors of STES are:

NAME                      PRINCIPAL OCCUPATION
----                      --------------------
William P. Johnston       Director, Chief Executive Officer
William H. Cammack        Director, Chairman of the Board
William H. Cammack, Jr.   Director, Head of Investment Advisory Group
Katie H. Gambill          Director, Head of Equity Capital Markets
Tom R. Steele             Director, Head of Private Client Group
Roger T. Briggs, Jr.      Director, Head of Investment Banking Group
Stephen S. Riven          Director, Co-Head of Institutional Equity Sales
Raymond Pirtle, Jr.       Director, Co-Head of Institutional Equity Sales

     The name and principal occupation of the principal executive officer and the directors of EAM are:

NAME                      PRINCIPAL OCCUPATION
----                      --------------------
William H. Cammack        Director, Chief Executive Officer
William H. Cammack, Jr.   Director, President and Chief Operating Officer
William P. Johnston       Director of EAM;
Frank D. Inman            Director, Chief Investment Officer
                          Director of EAM; Chief Operating Officer, Equitable Trust
M. Kirk Scobey, Jr.       Company
Tom R. Steele             Secretary of EAM; Head of Adviser's Private Client Group

     The address of each of the above directors and officers of STES and EAM is 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743.

INFORMATION REGARDING AFFILIATIONS OF CERTAIN COMPANY OFFICERS AND DIRECTORS

     The Company currently has five Directors, including two directors who are "interested persons," as defined in the 1940 Act. In order to comply with the requirement of Section 15(f) of the 1940 Act that, for a period of three years after the Acquisition, at least 75% of the Company's Directors be persons who are not interested persons, William H. Cammack, Sr., Director and President of the Company and Chairman, Managing Director and Director of the Adviser, intends to resign his positions with the Company as of the effective date of the Acquisition. Thus, only one of the Company's Directors, William H. Cammack, Jr., will be an interested person. Prior to the Acquisition, Mr. Cammack, Jr. served as the Company's Treasurer. Effective upon the Acquisition, in order to satisfy certain legal requirements limiting management interlocks between banks and mutual funds, the Board intends to appoint new officers for the Company. Of these, only one -- John McAllister, a senior vice president of ESC who will be the Company's Vice President and Treasurer -- will be an affiliate of the Adviser. All other officers will be persons affiliated with the Company's Administrator.

DISTRIBUTION FEES AND AFFILIATED BROKERAGE

     The Adviser is also a registered broker-dealer and has acted as the Company's Distributor. As noted earlier, due to banking law interpretations preventing banks and their affiliates from underwriting shares of open-end investment companies such as the Company, an affiliate of the Administrator will act as Distributor effective upon the Acquisition. During the Company's fiscal year ended March 31, 1997, ESC, as Distributor received fees from each of the Funds, with respect to each of their classes of shares, under the Company's plan adopted pursuant to Rule 12b-1 under the 1940 Act. For Class A shares of the Funds, the fees were as follows: $17,770, $42,069, $24,898, $127,326, $96,480 and $580 from ESC Strategic Asset Preservation Fund (which ceased operations as of September 29, 1997), Income Fund, Global Equity Fund, Small Cap Fund, Appreciation Fund and Growth Fund, respectively. (Value Fund did not commence operations until May 5, 1997, after the close of the Company's 1997 fiscal year.) Fees received with respect to Class D shares were as follows: $10,963, $30,169, $108,542, $23,480 and $279 for Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively. (Asset Preservation Fund did not have Class D shares.)

     Brokerage commissions received by ESC for effecting transactions in portfolio securities for the Funds during the fiscal year ended March 31, 1997 totaled $49,508, or 28%, of aggregate brokerage commissions paid by the Funds during that period.

BENEFICIAL OWNERSHIP OF FUND SHARES

     Following is information regarding beneficial ownership of 5% or more of the shares of each class of each Fund as of October 3, 1997:

                                                                 AMOUNT AND
                                                                  NATURE OF       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          RECORD OWNERSHIP*   FUND SHARES
------------------------------------                          -----------------   -----------
                                      APPRECIATION FUND
CLASS A SHARES
Equitable Trust Company.....................................      199,852.510         8.63%
  800 Nashville City Center
  Nashville, TN 37219-1743
BT Alex Brown Incorporated..................................      492,342.900        21.26%
  FBO 495-20895-16
  P.O. Box 1346
  Baltimore, MD 21203
Wachovia Bank NA............................................      687,577.054        29.69%
  Trust Avondale Hills Inc. Profit Shr. Plan
  DTD 4/01/90
  Attn: Sherrie Prevette
  P.O. Box 3073
  301 N. Main Street -- MC NC 31057
  Winston-Salem, NC 27150
CLASS D SHARES
BT Alex Brown Incorporated..................................       24,136.469         7.44%
  FBO 495-21832-10
  P.O. Box 1346
  Baltimore, MD 21203

                                     GLOBAL EQUITY FUND
CLASS A SHARES
Comerica Bank...............................................      100,171.775         9.71%
  Trst Republic Automotive Parts Employees
  Retirement Plan 72144
  P.O. Box 75000
  Attn: M/C 3446 M/F Dept.
  Detroit, MI 48275-0001
Equitable Trust Company.....................................      210,967.726        20.45%
  800 Nashville City Center
  Nashville, TN 37219-1743

                                                                 AMOUNT AND
                                                                  NATURE OF       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          RECORD OWNERSHIP*   FUND SHARES
------------------------------------                          -----------------   -----------
CLASS D SHARES
BT Alex Brown Incorporated..................................       22,140.234         6.56%
  FBO 495-21923-10
  P.O. Box 1346
  Baltimore, MD 21203
Trustman....................................................       33,024.302         9.79%
  Attn: Trust Account 36833400
  P.O. Box 105870, Ctr. 3144
  Atlanta, GA 30348-5870
BT Alex Brown Incorporated..................................       35,192.853        10.43%
  FBO 495-08452-24
  P.O. Box 1346
  Baltimore, MD 21203
Trustman....................................................       55,052.262        16.32%
  Attn: Trust Account 36833500
  P.O. Box 105870, Ctr. 3144
  Atlanta, GA 30348-5870

                                       SMALL CAP FUND
CLASS A SHARES
Equitable Trust Company.....................................      382,265.913         7.63%
  800 Nashville City Center
  Nashville, TN 37219-1743

                                         INCOME FUND
CLASS A SHARES
Homeowners Association of America...........................      222,421.843         8.83%
  P.O. Box 551510
  Ft. Lauderdale, FL 33355-1510
First American National Bank................................      296,407.720        11.76%
  Cash/Cash
  800 First American Center
  Nashville, TN 37237-0801
Nationsbank of TN N.A.......................................    1,431,369.561        56.83%
  Cust. Systems Foundation / Attn. SAS
  A/C 65066006841050
  U/A Nashville Memorial Health
  P.O. Box 831575
  Dallas, TX 74283-1575

                                                                 AMOUNT AND
                                                                  NATURE OF       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          RECORD OWNERSHIP*   FUND SHARES
------------------------------------                          -----------------   -----------
CLASS D SHARES
BT Alex Brown Incorporated..................................        6,037.127         8.32%
  FBO 495-18067-12
  P.O. Box 1346
  Baltimore, MD 21203
BT Alex Brown Incorporated..................................        7,483.017        10.31%
  FBO 495-21922-11
  P.O. Box 1346
  Baltimore, MD 21203
BT Alex Brown Incorporated..................................       11,650.209        16.05%
  FBO 495-21832-10
  P.O. Box 1346
  Baltimore, MD 21203
BT Alex Brown Incorporated..................................       12,307.853        16.96%
  FBO 495-07032-17
  P.O. Box 1346
  Baltimore, MD 21203

                                         GROWTH FUND
CLASS A SHARES
Equitable Trust Company.....................................       45,807.126         5.05%
  800 Nashville City Center
  Nashville, TN 37219-1743
BT Alex Brown Incorporated..................................       51,104.980         5.63%
  FBO 495-08633-18
  P.O. Box 1346
  Baltimore, MD 21203

                                         VALUE FUND
CLASS A SHARES
Equitable Trust Company.....................................       50,000.000         5.93%
  Customer Fee Account
  Attn: Larry Smith
  800 Nashville City Center
  Nashville, TN 37219-1743

CLASS D SHARES
8T Alex Brown Incorporated..................................        8,849.558         5.42%
  FBO 496-10375-14
  P.O. Box 1346
  Baltimore, MD 21203

                                                                 AMOUNT AND
                                                                  NATURE OF       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          RECORD OWNERSHIP*   FUND SHARES
------------------------------------                          -----------------   -----------
H. Ronald Burton............................................        9,089.244         5.56%
  Trst Harry Jason Phillips Trust
  UA DTD 6/2/94
  229 Ward Circle, Suite B-13
  Brentwood, TN 37027-7518
H. Ronald Burton............................................       10,386.062         6.36%
  Trst Edward Randall Phillips II Trust
  DTD 06/27/94
  229 Ward Circle, Suite B-13
  Brentwood, TN 37027-7518
H. Ronald Burton............................................       10,386.065         6.36%
  Trst Charles Lee Phillips Trust
  DTD 6/27/94
  229 Ward Circle, Suite B-13
  Brentwood, TN 37027-7518

     As of October 3, 1997, directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

SHAREHOLDER PROPOSALS

     Shareholders who wish to submit proposals to be included in a Proxy Statement for any subsequent meeting of shareholders should send the proposals in writing to: ESC Strategic Funds, Inc., c/o SunTrust Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743 within a reasonable period of time prior to the time proxies are solicited for that meeting. Timely submission of a proposal does not assure that it will be included.

OTHER BUSINESS

     The Directors are not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. In the event any such other matters should be brought before the Meeting, each executed proxy will be deemed to authorize the persons named as proxy in the accompanying form of proxy to vote on such matters in accordance with their best judgement in the interest of each Fund and the Company.

     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          Ellen Stoutamire
                                          Secretary

                                                                       EXHIBIT A

      PROPOSED INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND STES

     AGREEMENT, effective commencing on             , 1994, between SunTrust
Equitable Securities (the "Adviser") and ESC Strategic Funds, Inc. (the "Company").

     WHEREAS, the Company is a Maryland corporation of the series type organized under Articles of Incorporation dated November 24, 1993, (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management series-type investment company;

     WHEREAS, the Company wishes to retain the Adviser to render investment advisory services to the Company with respect to each of its present and future series ("Funds"), unless otherwise specifically indicated by the Company, and the Adviser is willing to furnish such services to the Company;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Company and the Adviser as follows:

          1. Appointment. The Company hereby appoints the Adviser to act as investment adviser for the Funds for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Duties. Subject to the supervision of the Directors of the Company, the Adviser will have the sole and exclusive responsibility for providing, or arranging for others to provide, (a) the management for the Funds' assets in accordance with each Fund's investment objectives, policies and limitations as stated in its prospectus and Statement of Additional Information included as part of the Company's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Company; and (b) the placement of orders to purchase and sell securities for the Funds. The Adviser, subject to approval in each case by the Directors of the Company, shall be authorized to retain one or more subadvisers (the "Portfolio Managers") for each of the Funds, and to direct that such Portfolio Managers shall exercise full discretion in furnishing investment advice to the Funds and arranging for the execution of portfolio transactions for the Funds, subject only to general oversight by the Adviser. The Adviser shall be responsible for monitoring, or arranging for others to monitor, compliance by the Portfolio Managers with the investment policies and restrictions of the respective Funds and with such other limitations or directions as the Board of Directors of the Company may from time to time prescribe. The Adviser shall report to the Board of Directors of the Company regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser and Portfolio Managers to the investment policies of the Funds.

     The Adviser further agrees that, in performing its duties hereunder, it will directly, or assure that the Portfolio Managers will:

             (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

             (b) use reasonable efforts to manage the Funds so that they will each qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

             (c) place orders for the investments of the Funds directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the prospectus and/or Statement of Additional Information with respect to each Fund and in accordance with applicable legal requirements;

             (d) furnish to the Company whatever statistical information the Company may reasonably request with respect to the Funds' assets or contemplated investments; keep the Company and the Directors informed of developments materially affecting the Funds' portfolios; and, on the Adviser's or Portfolio Managers' own initiative, furnish to the Company from time to time whatever information the Adviser or Portfolio Manager believes appropriate for this purpose;

             (e) make available to the Company's administrator (the "Administrator"), and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the Administrator and the Company in their compliance with applicable laws and regulations. The Adviser will furnish the Directors with such periodic and special reports regarding the Funds as they may reasonably request;

             (f) immediately notify the Company in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Adviser further agrees to notify the Company immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Company's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

             (g) in making investment decisions with respect to the Funds, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

          3. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as directors, officers and executive employees of the Company (including the Company's share of payroll taxes) and shall pay all fees payable pursuant to portfolio management agreements with any Portfolio Managers it may retain. The Adviser shall make available, without expense to the Funds, the services of its directors, officers and employees who may be duly elected officers or directors of the Company, subject to their individual consent to serve and to any limitations imposed by law.

          The Adviser shall not be required to pay any expenses of the Company or the Funds other than those specifically allocated to the Adviser in this section 3. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Company's employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Company or the Funds: organization and certain offering expenses of the Company and the Funds (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Company or the Funds in connection with membership in investment company trade organizations; costs of insurance; fees and expenses of the Company's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Company or the Funds; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing and printing share certificates; other expenses in connection with the issuance, offering, distribution, redemption or sale of securities issued by the Funds; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Funds for sale; freight, insurance and other charges in connection with the shipment of the Funds' portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of preparing, printing and filing documents with regulatory agencies; costs of stationery and other office supplies; any litigation or other extraordinary expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the Company or a Fund) of officers, directors and employees of the Company who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or directors of the Company who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Company, or any committees thereof or advisory group thereto or other business of the Company or the Funds.

          4. Compensation. As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Company will arrange for the Funds to pay the Adviser at the end of each calendar month an investment advisory fee computed daily at an annual rate equal to the percentage of each Fund's average daily net assets specified in Schedule A hereto. The "average daily net assets" of a Fund shall mean the average of the values placed on the Fund's net assets as of the time at which, and on such days as, the Fund lawfully determines the value of its net assets in accordance with the prospectus or otherwise. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If, pursuant to such provisions, the determination of net asset value for a Fund is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of a Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

          5. Books and Records. The Adviser agrees to maintain such books and records with respect to its services to the Company and the Funds as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Company and will be surrendered promptly to the Company upon its request. And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Company and the Funds are being conducted in accordance with applicable laws and regulations.

          6. Standard of Care and Limitation of Liability. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or a Fund or the holders of a Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company, a Fund or to holders of a Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Company or a Fund.

          7. Services Not Exclusive. It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies (whether or not their investment objectives and policies are similar to those of a Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Company and the Funds hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for a Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of the Funds, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Company or a Fund.

          8. Duration and Termination.  This Agreement shall continue until
                 , 199 , and thereafter shall continue automatically, with respect to all or fewer than all the Funds, as applicable, for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or, (ii) with respect to each Fund, by vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Company or a Fund upon the vote of a majority of the Directors (with respect to the Company or a Fund) or, with respect to a Fund, by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Company. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

          9. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

          10. Proxies. Unless the Company gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested, provided, that the Adviser may delegate this responsibility with respect to one or more Funds to Portfolio Managers pursuant to a portfolio management agreement. The Adviser (or Portfolio Manager) shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the particular Fund's shareholders.

          11. Name Reservation. The Company acknowledges and agrees that the Adviser has property rights relating to the use of the term "ESC Strategic" and has permitted the use of such term by the Company and its Funds. The Company agrees that: (i) it will use the term "ESC Strategic" only as a component of the names of the Company and the Funds and for no other purposes; (ii) it will not purport to grant to any third party any rights in such term; (iii) at the request of the Adviser, the Company will take such action as may be required to provide its consent to use of the term by the Adviser, or any affiliate of the Adviser to whom the Adviser shall have granted the right to such use; and (iv) the Adviser may use or grant to others the right to use the term as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company. Upon termination of this Agreement as to the Company or any Fund, the Company shall, upon request of the Adviser, cease to use the term "ESC Strategic" as part of the name of the Company and its Funds, or of any Fund as to which the Agreement is terminated, as applicable. In the event of any such request by the Adviser that use of the term "ESC Strategic" shall cease, the Company shall cause its officers, directors and stockholders to take any and all such actions which the Adviser may request to effect such request and to reconvey to the Adviser any and all rights to the term "ESC Strategic."

     12. Miscellaneous.

     a. This Agreement shall be governed by the laws of the State of Tennessee, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

     b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     d. Nothing herein shall be construed as constituting the Adviser as an agent of the Company or any Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their officers designated below as of             , 199 .

                                          ESC STRATEGIC FUNDS, INC.

                                          By
                                          --------------------------------------
                                            President

                                          SUNTRUST EQUITABLE SECURITIES

                                          By
                                          --------------------------------------
                                            President

                                   SCHEDULE A

     Fees payable to the Adviser pursuant to paragraph 4 hereof shall be at the following annual rates for each Fund:

ESC Strategic Appreciation Fund.............................  1.00%
ESC Strategic Global Equity Fund............................  1.00%
ESC Strategic Small Cap Fund................................  1.00%
ESC Strategic Income Fund...................................  1.00%
ESC Strategic Growth Fund...................................  1.25%
ESC Strategic Value Fund....................................  1.25%

                                                                       EXHIBIT B

                FORM OF PROPOSED PORTFOLIO MANAGEMENT AGREEMENT
               BETWEEN STES AND EAM WITH RESPECT TO THE EAM FUNDS

                           ESC STRATEGIC FUNDS, INC.

     AGREEMENT, effective commencing on             , 199 , among SunTrust
Equitable Securities (the "Adviser"), ESC Strategic Funds, Inc. (the "Company")
and           ("Portfolio Manager").

     WHEREAS, the Company is a Maryland corporation of the series type organized under Articles of Incorporation dated November 24, 1993, (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management series-type investment company;

     WHEREAS, the Adviser has been appointed by the Company, pursuant to an
investment advisory agreement dated             , 199 ("Investment Advisory
Agreement"), to act as investment adviser to the Company with respect to each of its present and future series ("Funds");

     WHEREAS, the Adviser wishes to retain the Portfolio Manager to render
portfolio management services to the Company with respect to           (the
"Fund") and the Portfolio Manager is willing to furnish such services to the Fund;

     WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

          1. Appointment. Pursuant to authority granted in the Investment Advisory Agreement and with the approval of the Directors, the Adviser hereby appoints the Portfolio Manager to act as portfolio manager for the Fund for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

          2. Portfolio Management Duties. Subject to the overall supervision of the Directors of the Company and the Adviser, the Portfolio Manager is hereby granted full responsibility and discretion, with respect to such portion of the Fund's assets as shall be allocated to it by the Adviser for management pursuant to this Agreement from time to time (the "Assets"), for
     (a) the management of the Assets in accordance with the Fund's investment objectives, policies and limitations as stated in its prospectus and Statement of Additional Information included as part of the Company's registration statement filed with the Securities and Exchange Commission ("SEC"), as they may be amended from time to time, ("Registration Statement") copies of which shall be provided to the Portfolio Manager by the Adviser; and (b) the placement of orders to purchase and sell securities for the Fund. At the request of the Directors or the Adviser, the Portfolio Manager shall report to the Board of Directors of the Company regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Portfolio Manager to the investment policies of the Fund.

          The Portfolio Manager further agrees that, in performing its duties hereunder, it will:

             (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

             (b) use reasonable efforts to manage the Assets, and to coordinate its activities with the Adviser and any other portfolio manager of the Fund, so that the Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

             (c) place orders for the investment of the Assets directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the prospectus and/or Statement of Additional Information with respect to the Fund and in accordance with applicable legal requirements;

             (d) furnish to the Company, the Adviser and any other portfolio manager whatever statistical information the Company, the Adviser or such other portfolio manager may reasonably request with respect to the Assets or contemplated investments; and keep the Adviser and the Directors and, as appropriate, other portfolio managers informed of developments materially affecting the Fund's portfolio;

             (e) make available to the Company's administrator (the "Administrator"), the Company or the Adviser, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Administrator, the Company and the Adviser in their compliance with applicable laws and regulations. The Portfolio Manager will furnish the Directors with such periodic and special reports regarding the Fund as the Directors may reasonably request;

             (f) immediately notify the Company and the Adviser in the event that the Portfolio Manager or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Portfolio Manager from serving as a portfolio manager pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Portfolio Manager further agrees to review information in the Company's Registration Statement describing the Portfolio Manager and to notify the Company and the Adviser if the information becomes incorrect;

             (g) in making investment decisions with respect to the Assets, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Portfolio Manager seek to obtain any such information.

          3. Banking and Custody Accounts. The Portfolio Manager shall not be required to provide or arrange for banking accounts for the Fund or to hold money or assets on the Fund's behalf. The Portfolio Manager shall not be required to act as the registered holder of any investment or to provide or procure any custody or settlement services in connection with its services hereunder. The Fund has entered into one or more agreements with providers of banking and custody services (Custodians) whom the Fund will authorize to act upon instructions from properly authorized representatives of the Portfolio Manager, in connection with its services hereunder, directing the Custodian(s) to pay, deliver or receive cash and securities in settlement of transactions authorized by the Portfolio Manager on the Fund's behalf. The Fund's agreement(s) with such Custodian(s) will require the Custodian(s) to settle all transactions directed by the Portfolio Manager on the Fund's behalf.

          4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, the Portfolio Manager shall pay the compensation and expenses of all its directors, officers and employees who serve as directors, officers and executive employees of the Company (including the Company's share of payroll taxes), and the Portfolio Manager shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly elected officers or directors of the Company, subject to their individual consent to serve and to any limitations imposed by law.

          The Portfolio Manager shall not be required to pay any expenses of the Company or the Fund other than those specifically allocated to the Portfolio Manager in this section 4. In particular, but without limiting the generality of the foregoing, the Portfolio Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Company's employees as are officers or employees of the Portfolio Manager whose services may be involved, for the following expenses of the Company or the Fund: organization and certain offering expenses of the Company and the Fund (including out-of-pocket expenses, but not including the Portfolio Manager's overhead and employee costs); fees payable to or expenses of other portfolio managers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Company or the Fund in connection with membership in investment company trade organizations; costs of insurance; fees and expenses of the Company's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Company or the Fund; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing and printing share certificates; other expenses in connection with the issuance, offering, distribution, redemption or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of preparing, printing and filing documents with regulatory agencies; costs of stationery and other office supplies; any litigation or other extraordinary expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the Company or the Fund) of officers, directors and employees of the Company who are not interested persons of the Portfolio Manager; and travel expenses (or an appropriate portion thereof) of officers or directors of the Company who are officers, directors or employees of the Portfolio Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Company, or any committees thereof or advisory group thereto or other business of the Company or the Funds.

          5. Compensation. As compensation for the services provided and expenses assumed by the Portfolio Manager under this Agreement, the Adviser, out of its fees from the Fund pursuant to the Investment Advisory Agreement, will pay the Portfolio Manager at the end of each calendar month an investment management fee computed daily at an annual rate based on the average daily net value of the Assets as specified in the Fee Schedule attached hereto. The "average daily net value of the Assets" shall mean the average of the values placed on the net Assets as of the time at which, and on such days as, the Fund lawfully determines the value of its net assets in accordance with the prospectus or otherwise. The value of the net Assets, and of the net assets of the Fund, shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If, pursuant to such provisions, the determination of net asset value for a Fund is suspended for any particular business day, then for the purposes of this section 5, the value of the net Assets as last determined shall be deemed to be the value of the net Assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Portfolio Manager's compensation is payable pursuant to this section, then the Portfolio Manager's compensation payable at the end of such month shall be computed on the basis of the value of the net Assets as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof with respect to the net Assets on that day shall be deemed to be the sole determination thereof on that day with respect to the net Assets for the purposes of this section 5.

          6. Books and Records. The Portfolio Manager agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Portfolio Manager also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Company and will be surrendered promptly to the Company upon its request. And the Portfolio Manager further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Company and the Fund are being conducted in accordance with applicable laws and regulations.

          7. Standard of Care and Limitation of Liability. The Portfolio Manager shall exercise its best judgment in rendering the services provided by it under this Agreement. The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Portfolio Manager against any liability to the Company, the Fund or to holders of the Fund's shares to which the Portfolio Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Portfolio Manager's reckless disregard of its obligations and duties under this Agreement. As used in this Section 7, the term "Portfolio

     Manager" shall include any officers, directors, employees or other affiliates of the Portfolio Manager performing services with respect to the Company or the Fund.

          8. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and that nothing in this Agreement shall prevent the Portfolio Manager from providing similar services to other investment companies or to other series of investment companies (whether or not their investment objectives and policies are similar to those of the Fund or another fund of the Company) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Portfolio Manager's ability to meet its obligations to the Company, the Adviser and the Fund hereunder. When the Portfolio Manager recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Portfolio Manager recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Portfolio Manager nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Portfolio Manager provides any advice to its clients concerning the shares of the Fund or other funds of the Company, the Portfolio Manager shall act solely as investment counsel for such clients and not in any way on behalf of the Company, the Fund or another fund of the Company.

          9. Duration and Termination.  This Agreement shall continue until
                 , 199 , and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Directors or (ii) by vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty (i) by the Adviser, (ii) by the Company upon the vote of a majority of the Directors or (iii) by vote of the majority of the Fund's outstanding voting securities, each upon sixty (60) days' written notice to the Portfolio Manager; or (b) by the Portfolio Manager at any time without penalty, upon sixty (60) days' written notice to the Company or the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

          10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

          11. Proxies and Rights. Unless the Company or the Adviser gives written instructions to the contrary, the Portfolio Manager shall (a) vote all proxies solicited by or with respect to the issuers of securities in which the Assets are invested, using its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders, and (b) exercise all other rights attaching to or arising with respect to the Assets, subject to the Fund's investment objectives, policies and limitations as stated in its Registration Statement, directing the Custodian to make any required payment or settlement in connection therewith.

          12. Non-Competition. The Company acknowledges that the Portfolio Manager as a firm, and not any particular employee or managing director of the Portfolio Manager (a "Portfolio Manager Employee"), is being retained by the Company as portfolio manager for the Fund. The Company agrees not to employ or otherwise receive portfolio management services from any Portfolio Manager Employee, directly or indirectly through the engagement of any person or entity which employs or to which such services are provided by any Portfolio Manager Employee, at any location within the States of Michigan, Ohio, Tennessee, Kentucky or Indiana, for the 24 (twenty-four) consecutive months after the termination of the Portfolio Manager Employee's employment. The Company acknowledges that this provision is not contained in the investment advisory or portfolio management agreements of all investment advisors or portfolio managers.

     13. Miscellaneous.

     a. This Agreement shall be governed by the laws of the State of Tennessee, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

     b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     d. Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Company or the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be
executed by their officers designated below as of             , 199 .

                                          ESC STRATEGIC FUNDS, INC., on behalf
                                             of [Name of Fund]

                                          By
                                           -------------------------------------
                                           President

                                          EQUITABLE ASSET
                                          MANAGEMENT, INC.

                                          By
                                           -------------------------------------

                                          Title:
                                             -----------------------------------

                                  FEE SCHEDULE

     Fees payable to the Portfolio Manager pursuant to paragraph 5 hereof shall be at the following annual rates:

    ESC Strategic Small Cap Fund                  0.50% on the first $5 million
                                                  0.75% on excess over $5 million

    ESC Strategic Growth Fund and ESC             0.65% on the first $50 million
    Strategic Value Fund                          0.60% on the next $50 million
                                                  0.55% on the next $100 million
                                                  0.50% on assets in excess of $200 million

                                                                      APPENDIX A


                                                                           PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          OF ESC STRATEGIC FUNDS, INC.

                        SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 19, 1997   .M. EASTERN TIME

    The undersigned hereby revokes all previous proxies for his or her shares and appoints Jeff Young and Jeanette Peplowski, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of Funds of ESC Strategic Funds, Inc. ("Fund") held of record by the undersigned on October 24. 1997, at the Special Meeting of Shareholders, or any
adjournment thereof, to be held at    .m. Eastern Time on December 19, 1997 at
the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. SHAREHOLDERS OF ALL FUNDS VOTE FOR PROPOSAL 1. ONLY SHAREHOLDERS OF THE PORTFOLIOS INDICATED WILL VOTE FOR PROPOSALS 2.A, 2.B, AND 2.C.

    1. Approval of new Investment Advisory Agreement with SunTrust Equitable Securities. [ALL FUNDS]

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    2.A. Approval of new Portfolio Management Agreement between SunTrust Equitable Securities and Equitable Asset Management, Inc. with respect to ESC Strategic Small Cap Fund [SMALL CAP FUND SHAREHOLDERS ONLY]

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    2.B. Approval of new Portfolio Management Agreement between SunTrust Equitable Securities and Equitable Asset Management, Inc. with respect to ESC Strategic Growth Fund [GROWTH FUND SHAREHOLDERS ONLY]

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    2.C. Approval of new Portfolio Management Agreement between SunTrust Equitable Securities and Equitable Asset Management, Inc. with respect to ESC Strategic Value Fund [VALUE FUND SHAREHOLDERS ONLY]

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

                    (Continued and to be signed on reverse)

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY
                     IN THE POSTAGE-PAID ENVELOPE PROVIDED.

    This Proxy is solicited on behalf of the Board of Directors, and when properly executed, will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of one or more Funds of ESC Strategic Funds, Inc., will be cast FOR Proposal 1, and FOR such of Proposals 2.A, 2.B and 2.C as are applicable to the particular shareholder. If any other matters properly come before the meeting of which the Directors were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated
  , 1997.

    Please sign exactly as your name or names appear below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, trustee or in any other representative capacity, or as a corporate officer, please give full title. Please date the proxy.

                                          ------------------------------------

                                          ------------------------------------
                                          Signature

                                          Dated:                          1997
                                                -------------------------,

     [ ] CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.      PERSONS WILL ATTEND.